UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report : July 23, 2004

Date of earliest event reported : July 22, 2004

Plains Resources Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	13-2898764
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

0-9808

(Commission

File Number)

700 Milam Street, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (832) 239-6000

Item 5.    Other Events

At the July 22, 2004 special meeting of the Plains Resources stockholders, holders of approximately 88.87% of the outstanding shares of Plains Resources common stock entitled to vote at the special meeting were represented in person or by proxy. At the special meeting, the Merger Agreement and the Merger were formally approved and adopted by the holders of approximately 54.49% of the outstanding Plains Resources common stock entitled to vote at the special meeting (which represents approximately 61.32% of the shares of common stock represented at the special meeting).

The information in the Press Releases dated July 22, 2004 and July 23, 2004 and attached as Exhibits 99.1 and 99.2, respectively, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

99.1                Press Release dated July 22, 2004.

99.2                Press Release dated July 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS RESOURCES INC.

Date: July 23, 2004	/s/ E. Lynn Hill
E. Lynn Hill Chief Accounting Officer

EXHIBIT INDEX

Each exhibit identified below is filed as part of this report.

Exhibit No.	Description

99.1	Press Release dated July 22, 2004.

99.2	Press Release dated July 23, 2004.